Detail of Certain Balance Sheet Accounts - Intangible Assets (Detail) - USD ($) $ in Millions	Dec. 29, 2018	Sep. 29, 2018	Sep. 30, 2017
Intangible assets
Character/franchise intangibles and copyrights		$ 5,829	$ 5,829
Other amortizable intangible assets		1,213	1,154
Accumulated amortization		(2,070)	(1,828)
Net amortizable intangible assets		4,972	5,155
FCC licenses		602	602
Trademarks		1,218	1,218
Other indefinite lived intangible assets		20	20
Intangible assets	$ 6,747	$ 6,812	$ 6,995